UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 19, 2008

KIT digital, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-25659	11-3447894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Fifth Avenue Suite 301 New York, NY 10010
(Address of principal executive offices) (Zip Code)

+1 (646) 502-7484
(Registrant’s telephone number, including area code)

Copy to:
Spencer G. Feldman, Esq.
Greenberg Traurig, LLP
MetLife Building
200 Park Avenue – 15th Floor
New York, New York 10166
Tel: +1 (212) 801-9200; Fax: +1 (212) 801-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 23, 2008, KIT digital, Inc., a Delaware corporation (“KIT” or the “Company”), filed a Current Report on Form 8-K (the “May 8-K”) to report the company entered into a definitive Share Purchase Agreement (“Kamera SPA”) on May 19, 2008 with Kamera Content AB (“Kamera”), a company incorporated and organized under the laws of Sweden. Upon entry into the Kamera SPA, the Company assumed day-to-day management and control of Kamera.

This amendment is being filed to amend and supplement Item 9.01 of the May 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the terms of Kamera SPA, the consummation of the acquisition was predicated upon several administrative items, including the physical delivery of Kamera stock certificates to the Company and a working capital calculation as of May 18, 2008 (the “Completion Items”). The Completion Items were satisfactory complied with by June 25, 2008, and as such the acquisition was completed on said date.

Item 9.01	Financial Statements and Exhibits.

a. Financial statements of business acquired.

The following financial statements of Kamera Content AB are filed as Exhibits 99.1 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1

Independent auditors’ report;
Consolidated balance sheets as of December 31, 2007 and 2006;
Consolidated statements of operations for the years ended December 31, 2007 and 2006;
Consolidated statements of cash flows for the years ended December 31, 2007 and 2006;
Notes to the consolidated financial statements.

The attached financial statements of Kamera Content AB have been prepared in accordance with generally accepted accounting principles in Sweden (Swedish GAAP). Those accounting principles differ from generally accepted accounting principles in the United States (US GAAP). Kamera Content AB is the parent company of a group consisting of two subsidiaries, Swegypt Company for Telecommunication (S.A.E) (‘Swegypt”) and Kamera (S) PTE LTD (“Kamera Singapore”). Swegypt is 55% owned by Kamera and Kamera Singapore is 95% owned by Kamera. Exhibit 99.1 includes the financial statements for the consolidation of the Kamera group.

b. Pro forma financial information.

The following pro forma financial information is furnished as Exhibit 99.2:

Exhibit 99.2

Unaudited pro forma condensed combined balance sheet as of March 31, 2008;
Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2008;
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007;
Notes to unaudited pro forma condensed combined financial statements.

d. Exhibits.

Exhibit No.	Description

99.1	Audited consolidated financial statements of Kamera Content AB as of and for the years ended December 31, 2007 and 2006.

99.2	Unaudited condensed combined pro forma financial statements as of March 31, 2008 and for the three months ended March 31, 2008 and the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Jonathan Hirst
Jonathan Hirst
Chief Financial Officer

Date: July 21, 2009